ASSIGNMENT AND ASSUMPTION
OF LEASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT ("Agreement") is made and entered into this 21 day of January, 2021, by and between **Anheart, Inc.**, a New York corporation ("Assignor") and **273 Fifth Avenue, L.L.C.**, a Delaware limited liability company ("273 Fifth")("Assignee").

RECITALS

WHEREAS, Assignor, as Tenant, and Premier 273 Fifth, LLC, a New York limited liability company (as "Landlord") entered into that that certain Lease ("Original Lease", together with that certain Amendment to Lease, executed of even date herewith, the "Lease") dated as of July 2, 2018 covering that certain parcel of land located at and known as 273 Fifth Avenue, New York, New York, all as more particularly described in the Original Lease ("Premises"); and,

WHEREAS, Landlord has provided its written consent by its endorsement of this Assignment of said Lease by Assignor to Assignee; and,

WHEREAS, Assignor desires to assign all of its right, title and interest in the Lease to Assignee and Assignee desires to assume Assignor's obligations under the Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment. Subject to and concurrently with the consummation of that certain Amendment to Lease, executed of even date herewith (the "Lease Amendment"), and in consideration for payment to Assignor by Assignee of Twenty Thousand Dollars ($20,000.00), receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease including any and all prepaids and other rights or entitlements of Assignor under the Lease, subject to all of the terms, covenants, conditions and provisions of the Lease.

2. Assumption. From and after the date hereof, Assignee hereby assumes, covenants and agrees to keep and perform each and every obligation of Assignor under the Lease. Assignee agrees to be bound by each and every provision of the Lease as if it had executed the same, including but not limited to all obligations of Assignor relating to third-party claims as provided in Sections 8 and 9 of the Lease.

3. Assignor's Representations and Warranties. Assignor represents and warrants to Assignee that:

(a) the Lease is in full force and effect, unmodified except as provided in the Lease Amendment and this Agreement;

(b) Assignor's interest in the Lease is free and clear of any liens, encumbrances or adverse interests of third parties;

(c) Assignor possesses the requisite legal authority to assign its interest in the Lease as provided herein.

(d) There are no sums due and owing by Assignor under the Lease as of the effective date hereof, and there exists no condition of default thereunder.

4. Indemnification. Assignor agrees to indemnify, defend and hold harmless Assignee from any and all claims, demands and debts due under the Lease prior to the Effective Date and Assignee agree to indemnify, defend and hold harmless Assignor from any and all claims, demands and debts which may become due under the Lease on or after the Effective Date

5. Expenses. The parties hereto will bear their separate expenses in connection with this Agreement and its performance.

6. Entire Agreement. This Agreement embodies the entire understanding of the parties hereto and there are no other agreements or understandings written or oral in effect between the parties relating to the subject matter hereof unless expressly referred to by reference herein. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or their duly authorized agents.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and each of the parties hereto submits to the non-exclusive jurisdiction of the courts of the State of New York in connection with any disputes arising out of this Agreement.

8. Successors and Assigns. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.

9. Attorneys' Fees. In the event of a dispute arising under this Agreement, the prevailing party shall be entitled to recover all reasonable attorneys' fees.

10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed the same as originals.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written, and Landlord has expressed its consent by its endorsement as set forth on this Agreement.

SIGNATURES ON NEXT PAGE

ASSIGNOR:

Anheart, Inc.

By: Jianping AN
Its President

ASSIGNEE:

273 Fifth Avenue, L.L.C.

By: Victor Lee
Its Manager

LANDLORD CONSENTS TO THE FOREGOING ASSIGNMENT OF LEASE:

Premier 273 Fifth, LLC

By:______________________________
Its Manager

ASSIGNOR:

Anheart, Inc.

By:____________________________
Its President

ASSIGNEE:

273 Fifth Avenue, L.L.C.

By:____________________________
Its Manager

LANDLORD CONSENTS TO
THE FOREGOING ASSIGNMENT OF LEASE:

Premier 273 Fifth, LLC

By:____________________________
Its Manager